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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)


         Delaware                    001-13437                    20-2428299
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01 -- NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

     On February 1, 2007, Source Interlink Companies, Inc. (the "Company") received a Staff Determination Letter from The Nasdaq Stock Market dated February 1, 2007, notifying the Company that its common stock is subject to delisting based on its failure to timely satisfy Nasdaq Marketplace Rules 4350(e) and 4350(g), which required the Company to solicit proxies and hold an annual meeting of stockholders before January 31, 2007. The Company has since scheduled its fiscal 2006 annual meeting of stockholders for March 22, 2007. The Company plans to exercise its right to appeal the Staff Determination, which will stay the delisting action referenced in the Staff Determination until a final decision is rendered.

     The Company issued a Press Release dated February 2, 2007, disclosing its receipt of the Staff Determination Letter, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1     Press Release dated February 2, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: February 6, 2007



                                             SOURCE INTERLINK COMPANIES, INC.


                                             By:     /s/ Marc Fierman
                                                     Marc Fierman
                                                     Executive Vice President
                                                     and Chief Financial Officer
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                                  EXHIBIT INDEX

     99.1     Press Release dated February 2, 2007